                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              HON INDUSTRIES INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                              HON INDUSTRIES INC.
                     414 EAST THIRD STREET - P.O. BOX 1109
                           MUSCATINE, IA 52761-7109
                                 319/264-7400

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE OWNERS OF COMMON STOCK
OF HON INDUSTRIES Inc.:

  The 1997 Annual Meeting of Shareholders of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), will be held at the Holiday Inn, Highways 61 and 38 North, Muscatine, Iowa, on Tuesday, May 13, 1997, beginning at 10:30 a.m., in order:

  1. To elect each of four Directors for a term of three years.

  2. To consider and act on proposed amendments to and restatement of the 1995 Stock-Based Compensation Plan.

  3. To consider and act on a proposed 1997 Equity Plan for Non-Employee Directors.

  4. To transact any other business that may properly be brought before the meeting or any adjournment thereof.

  The holders of record as of the close of business on March 14, 1997, of the Company's Common Stock, par value $1.00 per share, are entitled to vote at the meeting.

  You are encouraged to attend the meeting. We want to keep you informed of the Company's activities and progress.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack D. Michaels
Chairman, President and Chief
 Executive Officer

March 28, 1997

  PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                              HON INDUSTRIES INC.
                             414 EAST THIRD STREET
                             MUSCATINE, IOWA 52761

                                                                 March 28, 1997

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1997

  This Proxy Statement is furnished by and on behalf of the Board of Directors of HON INDUSTRIES Inc. (the "Company" or "HON INDUSTRIES") in connection with the solicitation of proxies for use at the annual meeting of shareholders of the Company to be held on May 13, 1997, at the Holiday Inn in Muscatine, Iowa, and at any adjournment or postponement thereof (the "Annual Meeting").

  There were 29,693,916 shares of the Company's common stock, par value $1.00 per share (the "Common Stock") outstanding (the "outstanding Shares") as of the close of business on March 14, 1997 ("Record Date"). This Proxy Statement and the enclosed proxy card will be first mailed on or about March 28, 1997, to the holders of Shares on the Record Date (the "Shareholders" or, individually, "Shareholder"). Shareholders shall be entitled to cast one vote per share for election of Directors and one vote per share on all other matters.

  A Shareholder who gives a proxy may revoke it at any time prior to its exercise by filing with the Secretary a written revocation or a duly executed proxy bearing a later date. The proxy will be suspended if the Shareholder attends the meeting and elects to vote in person. Proxies that are signed but unmarked will be voted as recommended by the Board of Directors.

  The Company will treat abstentions and broker non-votes as present at the Annual Meeting solely for purposes of determining whether or not a quorum exists. Such non-votes will not be considered to be voting on the matters to which they pertain and, thus, will not be counted in determining whether the election of Directors, the amendment and restatement of the 1995 Stock-Based Compensation Plan, or the 1997 Equity Plan for Non-Employee Directors (the "Director Plan") have been approved by the requisite vote of Shareholders.

  Except as described below, the affirmative vote of the holders of two-thirds of the total outstanding Shares entitled to vote is required to adopt any motion or resolution or to take any action at any meeting of Shareholders. The affirmative vote of the holders of a majority of the total outstanding Shares entitled to vote is required and will be sufficient to take any of the following actions submitted to a vote of Shareholders: (1) any amendment to the Company's Articles of Incorporation which has been approved or recommended by the Board of Directors, other than certain such amendments that would amend, limit or conflict with certain provisions governing shareholder voting requirements and the Company's Board of Directors (including removal and election); (2) the election of a class of Directors at any annual meeting of shareholders if (a) at the annual meeting of shareholders in the third preceding year, an election of such class was held but no Director of such class was elected because no candidate received the requisite two-thirds vote, and (b) the term of such class of Directors was extended for an additional term of three years; and (3) any other motion, resolution or action which has been approved or recommended by the Board of Directors of the Company (other than any such motion, resolution or action regarding (a) the election or removal of Directors, (b) any amendment to the Articles of Incorporation, (c) any Corporate Combination (as defined in the Company's Articles of Incorporation), (d) any partial or complete liquidation of the Company, (e) any liquidating dividend or distribution, or (f) any dissolution of the Company).

PROPOSAL NO. 1--ELECTION OF DIRECTORS

  At the Annual Meeting of Shareholders, four Directors are each to be elected to hold office for terms of three years and until their successors are elected and shall qualify. The Board of Directors recommends the election of the four nominees listed on the following page. The named proxies intend to vote for the election of the four nominees. If, at the time of the meeting, any of such nominees should be unable or decline to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute or substitutes, unless otherwise directed. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

  Set forth below is certain information furnished to the Company by each nominee and each Director continuing in office after the Annual Meeting.

                             NOMINEES FOR ELECTION

                                                                   COMMON STOCK AS OF
                                                                     MARCH 14, 1997
                                                                   ------------------------
                     PRINCIPAL OCCUPATION                          AMOUNT AND
                         AND BUSINESS                    NOMINATED NATURE OF        PERCENT
                       EXPERIENCE DURING        DIRECTOR FOR TERM  BENEFICIAL         OF
      NOMINEES        THE PAST FIVE YEARS   AGE  SINCE   EXPIRING  OWNERSHIP         CLASS
      --------       --------------------   --- -------- --------- ----------       -------
 Robert W. Cox (1)   Counsel, Baker & Mc-   59    1994     2000        2,457           *
                     Kenzie; Chairman of
                     the Policy Commit-
                     tee, 1992-94, Manag-
                     ing Partner and
                     Chairman of the Ex-
                     ecutive Committee
                     and the Strategic
                     Planning Committee,
                     1984-92, Baker & Mc-
                     Kenzie (an interna-
                     tional law firm).
 Stanley M. Howe     Chairman Emeritus,     73    1958     2000    1,908,837(2)(3)   6.43%
                     since 1996, Chair-
                     man, 1984-1996,
                     President, 1964-90,
                     CEO, 1979-91, HON
                     INDUSTRIES Inc.
 Lee Liu (4)         Chairman and CEO,      63    1990     2000        2,053(2)        *
                     since Nov. 1996,
                     Chairman, President
                     and CEO, 1993-Nov.
                     1996, IES Industries
                     Inc.; Chairman and
                     CEO, since Nov.
                     1996, Chairman,
                     President and CEO,
                     Feb. 1996-Nov. 1996,
                     Chairman and CEO,
                     1994-Feb. 1996,
                     Chairman, President
                     and CEO, 1993-1994,
                     IES Utilities; Offi-
                     cer, 1990-93, vari-
                     ous affiliates or
                     predecessor compa-
                     nies to IES Indus-
                     tries Inc. and IES
                     Utilities (energy,
                     transportation, and
                     telecommunications).
 Lorne R. Waxlax (5) Retired Executive      63    1994     2000        3,909           *
                     Vice President, Di-
                     versified Group, of
                     The Gillette Company
                     (marketer and manu-
                     facturer of personal
                     care and use prod-
                     ucts). Director of
                     various corpora-
                     tions.

                              INCUMBENT DIRECTORS

                                                                     COMMON STOCK AS OF
                                                                       MARCH 14, 1997
                                                                     ------------------
                         PRINCIPAL OCCUPATION                        AMOUNT AND
                             AND BUSINESS                            NATURE OF  PERCENT
                           EXPERIENCE DURING        DIRECTOR  TERM   BENEFICIAL   OF
  CONTINUING DIRECTORS    THE PAST FIVE YEARS   AGE  SINCE   EXPIRES OWNERSHIP   CLASS
  --------------------   --------------------   --- -------- ------- ---------- -------
 W. James Farrell (6)    Chairman and CEO,      54    1988    1998      1,060     *
                         since Sept. 1995,
                         Director, since
                         Sept. 1995, Presi-
                         dent, 1994-95, Illi-
                         nois Tool Works Inc.
                         (ITW); Executive
                         Vice President and
                         President, 1983-94,
                         Specialty Mechanical
                         and Adhesive Prod-
                         ucts Group, ITW
                         (highly engineered
                         products and sys-
                         tems).
 Jack D. Michaels (7)    Chairman, President    59    1990    1998     82,342     *
                         and CEO, since 1996,
                         President and CEO,
                         1991-1996, Presi-
                         dent, 1990-91, HON
                         INDUSTRIES Inc.
 Michael S. Plunkett (8) Senior Vice Presi-     59    1980    1998      6,422     *
                         dent, Engineering,
                         Technology & Human
                         Resources, since
                         1986, and Director,
                         1986-93, Deere &
                         Company (mobile
                         power machinery).
 Herman J. Schmidt (9)   Retired Vice Chair-    80    1980    1998      3,009     *
                         man of Mobil Oil
                         Corporation. Direc-
                         tor of various cor-
                         porations.
 Robert L. Katz (10)     President, since       71    1995    1999      3,611     *
                         1953, Robert L. Katz
                         and Associates (con-
                         sultants on corpo-
                         rate strategy);
                         President, Caltex
                         Investment Manage-
                         ment Co. (venture
                         capital firm).
 Celeste C. Michalski    Managing Director,     54    1993    1999      2,209     *
                         Finance, since Dec.
                         1996, Vice Presi-
                         dent-Collections--
                         Residence and Busi-
                         ness, Nov. 1995-Nov.
                         1996, and Managing
                         Director, Productiv-
                         ity and Process Im-
                         provement, July
                         1995-Nov. 1995,
                         Telecommunications
                         Group, NYNEX (tele-
                         communications, di-
                         rectory publishing,
                         and information de-
                         livery services);
                         and Assistant

                      PRINCIPAL                          COMMON STOCK AS OF
                      OCCUPATION                           MARCH 14, 1997
                     AND BUSINESS                        -------------------------
                      EXPERIENCE                         AMOUNT AND
                      DURING THE                         NATURE OF         PERCENT
     CONTINUING       PAST FIVE         DIRECTOR  TERM   BENEFICIAL          OF
     DIRECTORS          YEARS       AGE  SINCE   EXPIRES OWNERSHIP          CLASS
     ----------     -------------   --- -------- ------- ----------        -------
                    Comptroller,
                    1994-June
                    1995, NYNEX;
                    Comptroller,
                    1993-94, New
                    York Tele-
                    phone, larg-
                    est operating
                    company of
                    NYNEX; Vice
                    President and
                    Controller,
                    1988-93,
                    GenCorp, Inc.
 Richard H. Stanley Vice Chair-     64    1964    1999   2,224,240(2)(11)   7.49%
                    man, since
                    1979, HON IN-
                    DUSTRIES
                    Inc.; Presi-
                    dent, since
                    1986, SC Com-
                    panies, Inc.;
                    Chairman,
                    since 1984,
                    Stanley Con-
                    sultants,
                    Inc. (inter-
                    national en-
                    gineering,
                    architecture,
                    planning, and
                    management);
                    President,
                    since 1984,
                    and Chairman,
                    since 1995,
                    The Stanley
                    Foundation
                    (private op-
                    erating foun-
                    dation); Di-
                    rector, since
                    1996, Dover
                    Resources,
                    Inc., a sub-
                    sidiary of
                    Dover Corpo-
                    ration (di-
                    versified
                    manufacturer
                    of industrial
                    products).

--------
*Less than 1 percent.

NOTES
 (1) Mr. Cox is also a director of Carey International, Inc.
 (2) Figures include shares held by or for the benefit of certain family members of Mr. Howe, 860,366; Mr. Liu, 1,050; and Mr. Stanley, 91,536. Each Director disclaims "beneficial ownership" of such respective shares.
 (3) Includes 198,669 shares owned by The Howe Foundation. Mr. Howe is President of The Howe Foundation and, as such, shares voting and dispositive powers as to shares held by such entity. Also includes 99,324 shares owned by the Charitable Lead Trust for the Benefit of Iowa State University. Mr. Howe is Trustee of the trust and has sole voting and dispositive powers as to shares held by such entity. Mr. Howe disclaims "beneficial ownership" of such shares held by the Foundation and the Trust.
 (4) Mr. Liu is also a director of Eastman Chemical Company, Principal Financial Group, and McLeod, Inc., each of which has a class of securities registered with the Securities and Exchange Commission.
 (5) Mr. Waxlax is also a director of Clean Harbors Inc. and Quaker State Corporation, and is Chairman of Waban, Inc., each of which has a class of securities registered with the Securities and Exchange Commission.
 (6) Mr. Farrell is also a director of Morton International and Premark International, each of which has a class of securities registered with the Securities and Exchange Commission.
 (7) Mr. Michaels is also a director of Huffy Corporation, which has a class of securities registered with the Securities and Exchange Commission.

 (8) Mr. Plunkett is also a director of Bank One, Quad Cities, NA, which has a class of securities registered with the Securities and Exchange Commission.
 (9) Mr. Schmidt is also a director of H.J. Heinz Co. and MAPCO Inc., each of which has a class of securities registered with the Securities and Exchange Commission.
(10) Dr. Katz is also a director of Newell Co., which has a class of securities registered with the Securities and Exchange Commission. See "Certain Relationships and Related Transactions" on page 7.
(11) Includes 8,072 shares beneficially and indirectly owned by Mr. Stanley as co-trustee of the C. Maxwell Stanley and Elizabeth M. Stanley Real Estate Trust. Also includes 1,995,052 shares owned by The Stanley Foundation and 14,088 shares owned by E & M Charities. Mr. Stanley is President and a director of The Stanley Foundation and a director of E & M Charities and, as such, shares voting and dispositive powers as to shares held by such entities, of which he disclaims "beneficial ownership." See "Beneficial Owners of Common Stock" on the following page.

BENEFICIAL OWNERS OF COMMON STOCK

  The following table sets forth information known as of March 14, 1997, with respect to any person who is known to the Company to be the beneficial owner of more than 5 percent of the Company's Common Stock. The table also includes any non-Director executive officers included in the Summary Compensation Table. For information regarding Director stock ownership, see "Election of Directors."

   NAME AND
  ADDRESS OF
  BENEFICIAL                                      AMOUNT AND NATURE OF PERCENT
     OWNER                                        BENEFICIAL OWNERSHIP OF CLASS
  ----------                                      -------------------- --------
State Farm Insurance Companies...................      3,683,200        12.40%
One State Farm Plaza
Bloomington, Illinois 61701
Bandag, Incorporated.............................      2,395,000         8.07%
Bandag Center
Muscatine, Iowa 52761
The Stanley Foundation...........................      1,995,052(1)      6.72%
216 Sycamore Street
Muscatine, Iowa 52761
Stanley M. Howe..................................      1,908,837(2)      6.43%
1124 Oakland Drive
Muscatine, Iowa 52761
Terrance L. and Loretta B. Mealy.................      1,656,064         5.58%
301 East Second Street
Muscatine, Iowa 52761
George J. Koenigsaecker III......................         39,554            *
David C. Stuebe..................................          1,483            *
R. Michael Derry.................................          5,419            *
All Directors and Officers as a Group............        391,442(3)      1.32%

--------
*Less than 1 percent.

NOTES
(1) Richard H. Stanley, a Director of the Company, is President and a director of The Stanley Foundation. As such, he shares voting and dispositive powers regarding the shares owned by the Foundation, of which he disclaims "beneficial ownership."

(2) Includes 198,669 shares owned by The Howe Foundation. Mr. Howe, a Director of the Company, is President of The Howe Foundation. As such, he shares voting and dispositive powers regarding the shares owned by the Foundation, of which he disclaims "beneficial ownership." Includes 99,324 shares owned by the Charitable Lead Trust for the Benefit of Iowa State University. Mr. Howe is Trustee of the trust and has sole voting and dispositive powers as to shares held by such entity, of which he disclaims "beneficial ownership." Also includes shares held by or for the benefit of certain family members of Mr. Howe, as to which such Director disclaims "beneficial ownership." See Note (2) on page 4.

(3) After elimination of duplication caused by shared voting or dispositive powers of certain stock listed in the above table. Includes shares held by or for the benefit of certain family members of Messrs. Liu and Stanley, respectively, as to which each such Director disclaims "beneficial ownership." See Note (2) on page 4.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock, and to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 28, 1996, all Section 16(a) filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with.

BOARD MEETINGS, COMMITTEES, AND FEES

  The Board of Directors held four regular meetings and one special meeting during the last fiscal year. The Board has three standing committees which deal with audit matters, compensation, and nominations to the Board. Each Director has attended at least 75 percent of all committee and Board meetings.

  The Audit Committee consists of Richard H. Stanley, Celeste C. Michalski, and Michael S. Plunkett, and it met four times during the last fiscal year. The Committee recommends selection of independent auditors and verifies auditors' performance, fees, and audit plans. The Committee also reviews the annual financial statements, the auditors' management letter with both outside auditors and management, the annual pension and profit-sharing audits, nonaudit services provided by outside auditors, the Company's insurance coverage, and any other financial matters as directed by the Board.

  The Human Resources and Compensation Committee is comprised of Robert W. Cox, W. James Farrell, and Lorne R. Waxlax, and it met six times during the last fiscal year. The Committee reviews executive compensation, benefit programs for all employees, management's recommendations on election of officers, and human resources development.

  The Public Policy and Corporate Governance Committee is comprised of Herman
J. Schmidt, Robert L. Katz, and Lee Liu, and it met four times during the last fiscal year. The Committee monitors social accountability, recommends changes in Board size, oversees committee jurisdiction and assignments, and proposes nominees for election to the Board of Directors. The Committee will consider candidates for Board membership recommended in writing by shareholders by the deadline for shareholder proposals.

  Each outside Director receives an annual retainer of $20,000, of which $2,000 must be in the form of the Company' Common Stock. At the Directors election, additional retainer fees may be taken in the form of Company Common Stock. All shares of Company Common Stock issued in lieu of cash Director's fees have heretofore been issued pursuant to the Company's 1995 Stock-Based Compensation Plan. If the Director Plan is approved by the Shareholders, shares of Company Common Stock issued in lieu of cash Director's fees will be issued pursuant to the Director Plan. See "Approval of the 1997 Equity Plan for Non-Employee Directors of

HON INDUSTRIES Inc." on page 19. Each Director also receives $1,000 for each regular or special Board meeting, $1,000 for each special committee meeting, and $500 for each regular meeting of a committee of which the Director is a member. Directors also receive an additional $1,000 for each meeting attended if they are required to travel six hours or more on a round trip basis. Each Director receives a $500 fee for each Board or committee meeting held by telephone conference. Directors are also paid travel and related expenses for meetings attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On November 15, 1995, Robert L. Katz and Associates, of which Dr. Katz is President, entered into a one-year agreement with the Company to provide certain consulting services for $5,000 per month. The agreement also provides for reimbursement of travel expenses and other reasonable out-of-pocket costs incurred on the Company's behalf and is automatically renewed each year unless notice of cancellation is given no later than 90 days prior to the end of the one-year term. The agreement has been renewed for 1997. In 1996, the Company paid Robert L. Katz and Associates a total consulting fee of $60,000 for services rendered.

REQUIRED VOTE

  Approval of the election of the above nominees as Directors requires the affirmative vote of the holders of two-thirds of the total outstanding Shares entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                            EXECUTIVE COMPENSATION

  The following table sets forth the compensation awarded to, earned by, or paid to the Company's CEO and the other four most highly compensated executive officers of the Company for the years indicated:

                          SUMMARY COMPENSATION TABLE

                                  ANNUAL                  LONG-TERM
                               COMPENSATION             COMPENSATION
                       ---------------------------- ---------------------
                                            OTHER
   NAME AND                                ANNUAL   RESTRICTED            ALL OTHER
  PRINCIPAL     FISCAL                     COMPEN-    STOCK       LTIP     COMPEN-
   POSITION      YEAR  SALARY(1) BONUS(2) SATION(3) AWARDS(4)  PAYOUTS(5) SATION(6)
  ---------     ------ --------- -------- --------- ---------- ---------- ---------
Jack D.
 Michaels        1996  $448,333  $460,000  $10,852              $152,684  $135,879
Chairman,        1995   413,333   128,000   17,364               283,592    94,240
President and
CEO              1994   385,000   327,000   20,442               318,022    16,745


George J.
 Koenigsaecker
 III             1996   258,611   210,000    7,846                          58,708
President, The   1995   235,405    69,000    8,452                          51,163
HON Company      1994   227,000   150,000   18,390                          15,937


David C.
 Stuebe          1996   216,667   165,000   10,430                          38,692
Vice President
 and CFO         1995   206,668   100,000                                      900
                 1994    50,000    25,000   73,484                             144


R. Michael
 Derry           1996   177,700    82,000   11,122               173,613    36,380
Senior Vice
President,       1995   176,267    26,000    8,572                          28,898
Human            1994   172,267    57,000   12,768               159,011    16,745
Resources and
Administration


A. Mosby
 Harvey, Jr.     1996   170,333    80,000    8,880                          27,890
Vice             1995   158,069    26,000    8,572                          20,629
President,
General
Counsel and
Secretary        1994   142,801    50,000    5,080                           5,602

--------
NOTES
(1) These figures and others on this Table include amounts deferred, if any, in respect of fiscal 1996, 1995, and 1994 compensation but do not include any interest that may have accrued on any deferred compensation under the Company's Salary Deferral Plan. The Plan permits an executive to elect to defer any combination of salary, bonus, or LTIP income. The Plan provides for interest to be paid on any deferred amounts at an annual rate, compounded quarterly, equal to one percent above the prime rate of The Northern Trust Company, Chicago, Illinois, effective as of the first business day of the year.
(2) The figures for bonuses reflect the awards of executive bonuses for the relevant fiscal years under the Company's Executive Bonus Plan. The executive bonuses are payable in February following the fiscal year for which they are earned, subject generally to a participant's continued employment with the Company at the time of payment. Mr. Stuebe became employed by the Company in fiscal 1994. The amounts included for Mr.
    Stuebe reflect executive bonus payments of $25,000 and $100,000 for fiscal 1994 and 1995, respectively, that the Company agreed to pay in connection with his acceptance of employment.
(3) The figures in this column reflect cash profit-sharing payments; one-time, lump-sum salary payments; interest on LTIP Payouts; and relocation expenses. In the 1996, 1995, and 1994 fiscal years, the Company made the following payments under the Cash Profit-Sharing Plan: Mr. Michaels-- $8,880; $8,572; $9,368; Mr. Koenigsaecker--$7,846; $8,452; $9,450; Mr.
    Stuebe--$8,880; $-0-; $-0-; Mr. Derry--$8,880; $8,572; $9,368; and Mr.
    Harvey--$8,880; $8,572; $2,812. The Company's Cash Profit-Sharing Plan is generally applicable to all members. Cash profit-sharing is earned on a non-fiscal year cycle. One-time, lump-sum salary payments were made in 1994 in lieu of permanent salary increases, as follows: Mr. Michaels-- $7,500; Mr. Koenigsaecker--$8,940; Mr. Stuebe--$-0-; Mr. Derry--$3,400;
    and Mr. Harvey--$1,400. Interest payments for fiscal years 1996, 1995 and 1994 on LTIP Payouts to Mr. Michaels were $1,972; $8,792 and $3,574, respectively, and the interest payment to Mr. Derry for 1996 was $2,242. The Company made taxable relocation expense reimbursements of $1,550; $-0-; and $73,484 in the 1996, 1995, and 1994 fiscal years for Mr. Stuebe and a reimbursement of $868 in the 1994 fiscal year for Mr. Harvey.
(4) In the 1995 and 1994 fiscal years, Mr. Koenigsaecker received $225 and $1,031 in lieu of, but in rate and amount equal to, dividends on the unvested portion of his 1992 restricted stock award, the final portion of which vested in the 1995 fiscal year. No restricted stock awards to any executive officer are currently outstanding.
(5) These payouts vested in the designated fiscal periods. See discussion of Executive Long-Term Incentive Compensation Plan on page 11 hereof.
(6) Included are Company contributions to the HON Members Company Ownership Plan and the HON INDUSTRIES Inc. Profit-Sharing Retirement Plan, as well as the dollar value of Company-paid life insurance under the HON
    INDUSTRIES Inc. Flexible Benefits Plan, all of which are generally applicable to all members. The amounts paid under the HON Members Company Ownership Plan in the 1996, 1995 and 1994 fiscal years were as follows:
    Mr. Michaels--$2,976; $3,003; $3,007; Mr. Koenigsaecker--$2,976; $3,003;
    $3,007; Mr. Stuebe--$2,976; $-0-; $-0-; Mr. Derry--$2,976; $3,003; $3,007;
    and Mr. Harvey--$2,976; $3,003; and $964. The amounts paid under the HON INDUSTRIES Inc. Profit-Sharing Retirement Plan in the 1996, 1995, and 1994 fiscal years were as follows: Mr. Michaels--$12,328; $11,645; $12,838; Mr. Koenigsaecker--$11,138; $11,331; $12,582; Mr. Stuebe--$12,328; $-0-; $-0-;
    Mr. Derry--$12,328; $11,645; $12,838; and Mr. Harvey--$12,328; $11,645;
    $4,114. The dollar value of Company-paid life insurance under the HON INDUSTRIES Inc. Flexible Benefits Plan in the 1996, 1995, and 1994 fiscal years were as follows: Mr. Michaels--$900; $900; $900; Mr. Koenigsaecker-- $576; $576; $348; Mr. Stuebe--$900; $900; $144; Mr. Derry--$900; $900;
    $900; and Mr. Harvey--$576; $547; $524. This column also includes amounts equal to the value of Company Common Stock paid in respect of the 1996 and 1995 fiscal years under the Company's ERISA Supplemental Retirement Plan, as follows: Mr. Michaels--$119,675; $78,692; Mr. Koenigsaecker--$44,018; $36,253; Mr. Stuebe--$22,488; $-0-; Mr. Derry--$20,176; $13,350; and Mr.
    Harvey--$12,010; $5,434. Under this Plan, certain executives receive certain benefits in the form of Company Common Stock equal in value to benefits they would have received under certain Company ERISA plans and the Company's Cash Profit-Sharing Plan but for a $150,000 earnings cap.
    The number of shares of Company Common Stock to be paid is determined by dividing the value of such benefits by the average of the closing prices of a share of the Company's Common Stock for each trading day of the last calendar quarter of the most recent calendar year immediately preceding the date of payment, with cash payable in lieu of any fractional share.
    The Common Stock is issued under the Company's 1995 Stock-Based Compensation Plan and may not be transferred while the recipient remains employed by the Company.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Performance Graph and the Report of the Human Resources and Compensation Committee of the Board of Directors of the Company on Executive Compensation shall not be incorporated by reference into any such filings.

                               PERFORMANCE GRAPH
             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
       S & P 500 INDEX, OFFICE FURNITURE INDUSTRY GROUP AND THE COMPANY

                                 TOTAL RETURN
                     STOCK PRICE PLUS REINVESTED DIVIDENDS

                             [GRAPH APPEARS HERE]



Measurement Period           HON            OFFICE FURNITURE     S&P
(Fiscal Year Covered)        INDUSTRIES     INDUSTRY GROUP       500 INDEX
-------------------          ----------     ----------------     ---------
Measurement Pt-
12/27/91                     $100.00        $100.00              $100.00
FYE 12/31/92                 $118.19        $116.89              $107.61
FYE 12/31/93                 $142.89        $164.72              $118.41
FYE 12/30/94                 $138.68        $141.01              $120.01
FYE 12/29/95                 $122.58        $150.86              $164.95
FYE 12/27/96                 $174.07        $231.79              $202.73

--------
  * The Office Furniture Industry Group is a composite peer index constructed by the Company and weighted by market capitalization, which includes the following companies, but from which the Company has been excluded: Herman Miller, Inc.; Kimball International, Inc.; La-Z-Boy Inc.; Shelby Williams Industries, Inc. and TAB Products Company.

  The total return assumes $100 invested in the Company's Common Stock on December 27, 1991, and in each of the S & P 500 Index and Office Furniture Industry Group Stocks on December 31, 1991. It includes reinvestment of dividends and is based on the closing stock price on the last trading day of the Company's fiscal year for the Company and the last trading day of December for each corresponding year for both the S & P 500 Index and Office Furniture Industry Group.

  The comparative performance of the Company's Common Stock against the indexes as depicted in this graph is dependent on the price of stock at a particular measurement point in time. Since individual stocks are more volatile than broader stock indexes, the perceived comparative performance of the Company's Common Stock may vary based on the strength or weakness of the stock price at the new measurement point used in each future proxy statement graph. For this reason, the Company does not believe that this graph should be considered as the sole indicator of Company performance.

           REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
                   OF THE BOARD OF DIRECTORS OF THE COMPANY
                           ON EXECUTIVE COMPENSATION

  OVERALL POLICY. The Company's executive compensation program is designed to be linked to Company performance. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie executive compensation to the Company's success in meeting its business goals and objectives.

  The executive compensation strategy is designed to: (i) ensure the total program will be able to attract, motivate, and retain executives of the highest quality; (ii) relate total compensation to individual executive performance and the performance of the business unit he or she manages; and
(iii) provide incentives for high levels of performance.

  The Company also believes executive compensation should be subject to independent review. All matters pertaining to executive compensation are submitted to the outside Directors of the Board for approval following review and recommendation by the Committee. The Committee is comprised of three outside Directors, none of whom are current or former members of the Company. There are no interlocking Board memberships between the Company and the outside Directors. The Committee met six times during fiscal 1996.

  Operating within the framework of a statement of duties and responsibilities established by the Board of Directors, the Committee's role is to assure the
Company's: (1) compensation strategy is aligned with the long-term interest of the shareholders; (2) compensation structure is fair and reasonable; and (3) compensation reflects both Company and individual performance. In discharging its responsibilities, the Committee utilizes broad-based, comparative compensation surveys of the durable goods manufacturing industry developed by independent professional organizations. The Committee believes that these surveys provide a better basis for salary determination than the Peer Group in the Performance Graph which omits key Company competitors that are privately held.

  In 1993, changes were made to the federal corporate income tax law that limit the ability of public companies to deduct compensation in excess of $1 million paid annually to each of the chief executive officer and the other four most highly paid compensated executive officers. There are exemptions from this limit, including exemptions for compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company's shareholders. It is the Committee's policy to seek to qualify executive compensation for deductibility where practicable and to the extent that such policy is consistent with the Company's overall objectives in attracting, motivating, and retaining its executives. The Committee intends that awards of stock options and stock appreciation rights ("SARs") under the amended and restated 1995 Stock-Based Compensation Plan ("Restated Stock-Based Compensation Plan") will qualify for deductibility. Finally, as it deems necessary, the Committee may consider the deferral of payment of any nondeductible compensation to the chief executive officer and the other four highest paid executives until the payment of such compensation is determined to be tax deductible by the Company.

EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program consists of the following components:

  Base Salary. Base salaries are initially determined by evaluating the responsibilities of a position, the experience of a candidate, his or her prior compensation, and compensation for positions having similar scope and accountability within the Company and comparable companies. In general, the Company uses as a guide the middle range of base compensation in surveys of the durable goods manufacturing industry. While some of the companies in the peer group chosen for comparison of shareholder returns in the performance graph on page 9 may be included in the surveys considered by the Committee in setting executives' salaries, there is no set peer group against which those salaries are measured. Instead, the Company reviews broader-based data for the durable goods manufacturing industry and, when available, industry specific data relative to a particular position. Salary reviews are conducted annually for executive officers by considering an executive's performance, changes in his or her responsibilities, and by reference to salary surveys for comparably situated executives with companies of similar size in the durable goods manufacturing industry.

  Executive Bonus Plan. For fiscal 1996, there were 54 participants in the Company's Executive Bonus Plan ("Bonus Plan"). Bonuses are normally awarded annually based upon the Company's or an operating unit's prior fiscal year performance. The goals of the Bonus Plan are to motivate and reward Company, business unit, and individual accomplishments. Performance criteria include:
(i) return on assets/equity level and trend, (ii) market share level and trend, (iii) significant actions and accomplishments which promote long-term growth and profitability, (iv) achievement of annual strategic objectives, and
(v) pursuit and achievement of the Company's Vision Statement, which states:
HON INDUSTRIES SHALL BE PROFITABLE, BE ECONOMICALLY SOUND, PURSUE SOUND GROWTH, BE A SUPPLIER OF QUALITY PRODUCTS AND SERVICES, BE A GOOD PLACE TO WORK, AND BE A RESPONSIBLE CORPORATE CITIZEN. Primary among these performance criteria are profitable sales growth, return on assets/equity, and achievement of related strategic objectives. The Bonus Plan has been amended to provide that in future years 50 percent of awards will be based upon Company performance and 50 percent upon achievement of pre-set individual objectives.

  The level of an individual award is determined by the potential impact an executive has over the realization of Company profits and growth. The bonus award for each fiscal year for a participant is determined by the Board of Directors, or, to the extent delegated by the Board, by the Human Resources and Compensation Committee of the Board.

  For fiscal years prior to 1996, each award was paid in three installments over three fiscal years: (1) the first installment was equal to one-half of the award; and (2) the second and third installments were each equal to one-fourth of the award. In order to earn and receive payment, the participant must be employed with the Company through the date of payment. Bonuses are awarded and paid in cash. In lieu of cash payments, executives may elect to take shares of the Company's Common Stock pursuant to the terms of the Restated Stock-Based Compensation Plan. The Bonus Plan has been amended to provide that all existing installment payments will be paid in full to each executive on or before March 1, 1997, and that in future years the full amount of any award will be paid by March 1 of the next succeeding year.

  Executive Long-Term Incentive Compensation Plan. There are currently 10 participants in the Company's Executive Long-Term Incentive Compensation Plan ("LTIP"), including operating company presidents and certain key corporate officers. Its purpose is to focus the attention of senior executives on the long-term financial performance of the Company and to strengthen the ability of the Company to attract, motivate, and retain senior executives of high caliber.

  Awards made under the LTIP are in the form of rights to the appreciation, over a five-year period (unless otherwise designated by the Board of Directors) in the value of units of permanent capital of the Company and/or one of its operating companies awarded to participants. Appreciation is measured on a net cumulative basis over the award period. Under the LTIP, permanent capital may be defined by the Board of Directors and generally means total assets less current liabilities (excluding current portions of long-term debt and capital lease obligations). Appreciation is defined as after-tax net income exclusive of non-operating items such as gains and losses from sales of assets and sales, transfers, or redemptions of permanent capital, and certain other extraordinary and non-operating items. Each unit of permanent capital is equal to one dollar. The size of an award is dependent upon the impact the executive has on the long-term realization of Company and/or business unit sales and profits. Maximum amounts are not specified, but are dependent upon the net cumulative appreciation or net growth in the permanent capital of the relevant business unit during the period, which is itself based on such business unit's financial and business performance and is governed by such practical limitations as the size of the market, the rigors of competition, and the business unit's manufacturing capacity. The ultimate value of an award payout, which is equal to the net cumulative appreciation, if any, on units of permanent capital, is dependent on the financial performance of the Company and/or the applicable business unit.

  Rights to award payouts become vested, unless participant's employment has been terminated previously, at the end of the award period or on death, disability, retirement at age 62, or change in corporate control. Award payouts are made in cash in three equal installments over three fiscal years unless the Board of Directors approves a different payout schedule. In lieu of payments, executives may elect to receive shares of the Company's Common Stock pursuant to the terms of the 1995 Stock-Based Compensation Plan.

  Restated Stock-Based Compensation Plan. If the Restated Stock-Based Compensation Plan set forth in Proposal No. 2 is adopted by the Shareholders, it will authorize, among other things, the grant of stock options and SARs to participants, including the Company's executives. The grant of stock options and SARs is intended to further the growth, development, and financial success of the Company by providing additional incentives to key employees and assist them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success. Stock option grants will also enable the Company to attract and retain the services of executives considered essential to the long-range success of the Company by providing them with a competitive compensation package and an opportunity to become owners of capital stock of the Company.

  CEO COMPENSATION. In determining Jack D. Michaels' compensation, the Committee considers the Company's success in meeting its performance goals in the areas of profitability, return on equity, sales growth, financial soundness, member relations, and corporate citizenship, as well as the assessment of the Committee and the Board of Directors of Mr. Michaels' individual performance. The Committee also considers the compensation levels of chief executive officers as shown by reputable independent surveys for organizations of equivalent size in the durable goods manufacturing industry. Overall, profitable sales growth, return on equity, and achievement of related strategic business objectives are the primary measures of the CEO's performance. This year the increase in Mr. Michaels salary also reflects his election and additional duties as Chairman of the Company.

  In the 1996 fiscal year, net sales reached $998,135,000 and net income and earnings per share increased 65.7 percent and 67.4 percent, respectively, all of which set new records for the Company. The Company's average return on average shareholders equity was 29.1 percent in fiscal 1996 compared to 20.0 percent for fiscal 1995.

  Under the Bonus Plan, Mr. Michaels received an award of $460,000 in respect of fiscal 1996 compared to an award of $128,000 for fiscal 1995. The higher award for 1996 reflected the record Company earnings and sales, the successful attainment of other strategically important objectives, including the acquisition of a hearth products company, and Mr. Michaels' leadership in strategically positioning the Company for profitable growth in the future.

Human Resources and Compensation
 Committee
Robert W. Cox, Chairperson
W. James Farrell
Lorne R. Waxlax

    PROPOSAL NO. 2--APPROVAL OF THE 1995 STOCK-BASED COMPENSATION PLAN (AS
                 AMENDED AND RESTATED EFFECTIVE MAY 13, 1997)

  In November 1996, the Board of Directors unanimously approved and adopted, subject to shareholder approval, amendments to and restatement of the HON INDUSTRIES Inc. 1995 Stock-Based Compensation Plan. Among other things, the Restated Stock-Based Compensation Plan permits, in addition to the awards currently available under the 1995 Stock-Based Compensation Plan, the issuance of (i) options to purchase shares of Common Stock in the form of incentive stock options or non-statutory stock options and (ii) SARs in the form of tandem SARs or free-standing SARs.

  Under the Company's Articles of Incorporation, the affirmative vote of a majority of the total outstanding Shares of Common Stock entitled to vote is required for approval of the Restated Stock-Based Compensation Plan. The following summary of the principal provisions of the 1995 Stock-Based Compensation Plan and the amendments effected by the Restated Stock-Based Compensation Plan is not intended to be exhaustive and is qualified in its entirety by the terms of such plans. A copy of the Restated Stock-Based Compensation Plan, marked to reflect changes from the 1995 Stock-Based Compensation Plan, is set forth as Exhibit A to this Proxy Statement.

GENERAL DESCRIPTION OF THE 1995 STOCK-BASED COMPENSATION PLAN

  The principal purposes of the 1995 Stock-Based Compensation Plan are to provide incentives for key employees of the Company and its subsidiaries through the grant or issuance of (i) bonus stock awards, (ii) restricted stock awards and (iii) performance share awards. The 1995 Stock-Based Compensation Plan also permits the Company's non-employee Directors to elect to receive all or a portion of their annual retainers in the form of shares of Common Stock. Thereby, the 1995 Stock-Based Compensation Plan seeks to (1) align the interests of the Company's shareholders and recipients of awards under the 1995 Stock-Based Compensation Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (2) advance the interests of the Company by attracting and retaining officers and other key employees and well-qualified persons who are not officers or employees to serve as directors of the Company, and (3) motivate such employees and non-employee Directors to act in the long-term best interests of the Company's shareholders.

  Available Shares. Under the 1995 Stock-Based Compensation Plan, as of January 1, 1995 and the first day of each subsequent calendar year during the term of the 1995 Stock-Based Compensation Plan, one-half of one percent (.5%) of the issued and outstanding shares of Common Stock, plus any shares previously available under the 1995 Stock-Based Compensation Plan but not subject to grants thereunder, are available in such calendar year for awards to officers, other key employees, and non-employee directors. The number of shares available under the 1995 Stock-Based Compensation Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in capitalization.

  As of March 14, 1997, the closing price of the Company's Common Stock on the Nasdaq Stock Market was $43.00 per share.

  Change in Control. In the event of certain events constituting a "Change in Control" (generally defined to include (i) acquisitions of 20 percent or more of the Company's Common Stock; (ii) if two-thirds or more of the Company's Board of Directors consists of persons who have not been approved by the incumbent Board of Directors; (iii) if shareholders approve a liquidation or dissolution of the Company; or (iv) a sale of substantially all of the Company's assets or a merger or other similar transaction), all awards granted under the 1995 Stock-Based Compensation Plan will be "cashed out" by the Company, except, in the case of a merger or similar transaction in which the shareholders receive publicly traded common stock, all awards will vest and will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

  Effective Date, Termination and Amendment. The 1995 Stock-Based Compensation Plan became effective as of May 9, 1995, and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. The Board of Directors may amend the 1995 Stock-Based Compensation Plan at any time except that, without the approval of the shareholders of the Company, no amendment may, among other things, (i) increase the number of shares of Common Stock available under the 1995 Stock-Based Compensation Plan, or (ii) extend the term of the 1995 Stock-Based Compensation Plan.

  Bonus Stock and Restricted Stock Awards. The 1995 Stock-Based Compensation Plan provides for the grant of (i) bonus stock awards, which are vested upon grant, although they may be subject to limitations on transfer, and (ii) restricted stock awards which are vested only upon satisfaction of certain conditions and may not be transferred prior to the time the restrictions lapse. Shares of restricted stock are non-transferable and, except to the extent otherwise determined by the Human Resources and Compensation Committee of the Board of Directors (the "Committee"), subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period. Unless otherwise determined by the Committee, the holder of a restricted stock award has the same rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

  Performance Share Awards. The 1995 Stock-Based Compensation Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a share of Common Stock, which may be subject to restrictions, or the fair market value of such performance share in cash. Prior to the settlement of a performance share award in shares of Common Stock, the holder of such award has no rights as a shareholder of the Company with respect to the shares of Common Stock subject to the award. Performance shares are non-transferable and, except to the extent otherwise determined by the Committee, subject to forfeiture if the specified performance measures are not attained during the applicable performance period.

  Grants of Shares to Non-Employee Directors. Each non-employee Director is allowed to elect to receive shares of Common Stock with a fair market value equal to all or a portion of the Director's then annual retainer for the period commencing on the date of each annual meeting of the Company's shareholders. Any such election must be made at least six months prior to its effective date, and once made will be irrevocable.

RESTATED STOCK-BASED COMPENSATION PLAN

  The Restated Stock-Based Compensation Plan effects certain amendments to the 1995 Stock-Based Compensation Plan, including the establishment of two new categories of awards which may be granted under the Plan: (i) options to purchase shares of Common Stock and (ii) SARs.

  Stock Options. Stock options may be granted or issued in one of two forms:
(i) non-statutory stock options and (ii) incentive stock options. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, amount, terms and conditions of the award, consistent with the terms of the Restated Stock-Based Compensation Plan. The Committee will determine (i) the period during which an option may be exercised; (ii) any performance measures which must be satisfied as a condition to the grant or exercisability of an option; and (iii) whether an option may be exercised in cumulative or non-cumulative installments and in part or in full at any time.

  An option may be exercised (i) by written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment in full either (a) in cash; (b) by delivery of previously-owned whole shares of Common Stock; (c) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered as of the exercise date; (d) in cash by a broker-dealer or (e) a combination of (a), (b) and (c), in each case to the extent set forth in the agreement relating to the option;
(ii) if applicable, by surrendering to the Company any tandem SARs which are canceled by reason of the exercise of the option; and (iii) by executing such documents as the Company may reasonably request.

  Non-Statutory Stock Options. Non-statutory stock options provide for the right to purchase Common Stock at a specified price which may not be less than the fair market value of such stock on the date of grant of such option, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date.

  Incentive Stock Options. Incentive stock options are designed to comply with the provisions of the Internal Revenue Code (the "Code"), and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of the Common Stock on the grant date and a ten-year restriction on their term. Incentive stock options granted to holders of 10% or more of the Company's voting stock must have an exercise price equal to at least 110% of fair market value of the Common Stock on the grant date and cannot extend beyond five years. Incentive stock options that first become exercisable in any year may not exceed $100,000 in value of underlying stock, measured at the grant date, and any excess amount will be considered non-statutory stock options. No incentive stock option may be exercised later than ten years after its date of grant, or if granted to a ten percent beneficial owner, later than five years thereafter.

  Stock Appreciation Rights (SARs). SARs may be granted in one of two forms:
(i) free-standing SARs or (ii) tandem SARs. Each grant will be set forth in a separate agreement with the person receiving the award and will indicate the type, amount, terms and conditions (including vesting conditions) of the award, consistent with the terms of the Restated Stock-Based Compensation Plan. The Committee will determine (i) the period during which a SAR may be exercised; (ii) any performance measures which must be satisfied as a condition to the grant or exercisability of a SAR; and (iii) whether a SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time.

  If a SAR is exercised for shares of restricted stock, a certificate representing such restricted stock will be issued in accordance with the provisions of the Restated Stock-Based Compensation Plan which relate to restricted stock awards.

  Free-Standing SARs. Free-standing SARs entitle the holder thereof to receive, upon exercise, shares of Common Stock (which may be subject to restrictions), cash or a combination thereof (as may be specified in the agreement relating to an award of SARs) with an aggregate value equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of SARs which are exercised. The base price of a free-standing SAR will be set by the Committee but may not be less than 100% of the fair market value of a share of Common Stock on the date of grant of the SAR. A free-standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs being exercised and (ii) by executing such documents as the Company may reasonably request.

  Tandem SARs. Tandem SARs are granted in tandem with, or by reference to, an option (including a non-statutory stock option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be subject to restrictions), cash or a combination thereof (as may be specified in the agreement relating to an award of SARs) with an aggregate value equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered. Any tandem SAR related to an incentive stock option must be granted at the same time as the related incentive stock option is granted. The base price of a tandem SAR will be the purchase price per share of Common Stock of the related option. No tandem SAR may be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. A tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs being exercised; (ii) by surrendering to the Company any options which are canceled by reason of exercise of the tandem SAR; and (iii) by executing such documents as the Company may reasonably request.

  Administration. The Restated Stock-Based Compensation Plan is administered by the Committee, which consists of not less than three directors, each of whom must be (i) a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

  Subject to the express provisions of the Restated Stock-Based Compensation Plan, and except for shares of Common Stock granted to non-employee Directors in lieu of all or a portion of their annual retainers, the Committee has the authority to select eligible officers and other key employees who will receive awards and determine all of the terms and conditions of each award. To the extent determined by the Committee, awards will be evidenced by a written agreement containing such provisions not inconsistent with the Restated Stock-Based Compensation Plan as the Committee deems appropriate. The Committee has authority to prescribe rules and regulations for administering the Restated Stock-Based Compensation Plan and to decide questions of interpretation or application of any provision of the Restated Stock-Based Compensation Plan.

  Except with respect to (i) the grant of an award to any person who is or is likely (in the Committee's judgment) to become a "covered employee" within the meaning of Section 162(m) of the Code or (ii) decisions related to participation in the Plan by persons subject to Section 16 of the Securities Exchange Act of 1934, the Committee may delegate some or all of its power and authority to administer the Restated Stock-Based Compensation Plan to the Chairman, President and Chief Executive Officer or other executive officer of the Company.

  Available Shares. The total number of shares of Common Stock available for all grants of awards under the Restated Stock-Based Compensation Plan in any calendar year is eighty-three hundredths of one percent (0.83%) of the issued and outstanding Shares of Common Stock as of January 1 of each such year beginning January 1, 1997, plus the number of shares which have become available for grants of awards under the 1995 Stock-Based Compensation Plan or the Restated Stock-Based Compensation Plan in any and all prior calendar years, but which have not become subject to any award granted in any prior year. The number of shares available under the Restated Stock-Based Compensation Plan will be subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in capitalization.

  Notwithstanding the foregoing, the maximum number of shares of Common Stock available for grant of incentive stock options is 2,000,000. The maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person is 250,000.

  Effective Date, Termination and Amendment. If approved by Shareholders, the Restated Stock-Based Compensation Plan will become effective as of May 13, 1997 and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. Termination of the Restated Stock-Based Compensation Plan will not affect the terms or conditions of any award granted prior to termination. The Board of Directors may amend the Restated Stock-Based Compensation Plan as it deems advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including
Section 162(m) of the Code, but no amendment may be made without shareholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under the Restated Stock-Based Compensation Plan or
(ii) extend the term of the Restated Stock-Based Compensation Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

  Awards may be made under the Restated Stock-Based Compensation Plan at any time prior to its termination, but no award may be made later than 10 years after the effective date of the Restated Stock-Based Compensation Plan. If the Restated Stock-Based Compensation Plan is not approved by the Shareholders of the Company, the Restated Stock-Based Compensation Plan and any awards thereunder will be void and of no force or effect.

  Change in Control. The Restated Stock-Based Compensation Plan provides that in the event of a Change in Control pursuant to clauses (iii) or (iv) of the definition of such term (described below), wherein the holders of Company Common Stock receive shares of Common Stock that is registered under Section 12 of the Securities Exchange Act of 1934, (1) all outstanding options and SARs immediately become exercisable in full; (2) the restriction period applicable to any outstanding restricted stock lapses; (3) the performance period applicable to any outstanding performance share lapses; (4) the performance measures applicable to any outstanding restricted stock award or performance share are deemed satisfied at the maximum level; and (5) each share of Common Stock under the Restated Stock-Based Compensation Plan will be substituted by the number and class of shares into which each outstanding Share of Common Stock is converted pursuant to the Change in Control. In the event of any such substitution, the purchase price per share for options and the base price for SARs will be adjusted by the Committee. For outstanding options and SARs, price adjustments may not increase the aggregate purchase or base price.

  The Restated Stock-Based Compensation Plan also provides that in the event of a Change in Control pursuant to clauses (i) and (ii) of the definition of such term, or a Change in Control pursuant to clauses (iii) or (iv) of the same definition wherein the holders of Company Common Stock receive consideration other than Common Stock that is registered under Section 12 of the Securities Exchange Act of 1934, each outstanding award must be surrendered to the Company for cancellation by the holder thereof, and the holder will receive, within ten days of the Change in Control, a cash payment from the Company in an amount equal to the number of shares of Company Common Stock subject to the award multiplied by the greater of (a) the highest per share price offered to the Company's shareholders in the Change in Control transaction or (b) the fair market value of a share of Company Common Stock on the date of the Change in Control, over the base or purchase price, whichever is applicable, of the award. Any tandem SAR must be surrendered and canceled simultaneously with the cancellation of the related option.

  For purposes of the Restated Stock-Based Compensation Plan, a "Change in Control" means the occurrence of any of the following events: (i) the acquisition by any person of beneficial ownership of 20% or more of either (a) the then outstanding Shares of Common Stock of the Company or (b) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors, excluding: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a corporation controlled by the Company, or (4) certain acquisitions exempted from clause (iii) of this definition; (ii) a majority of the Board of Directors consists of persons who have not been approved by the incumbent Board of Directors; (iii) consummation of a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the assets of the Company (a "Business Combination") unless (a) substantially all of the persons who were the beneficial owners of the Company's stock before the Business Combination own, in substantially the same proportions as their ownership of Company Common Stock prior to the Business Combination, 50% or more of the stock of the resulting corporation;
(b) no person beneficially owns 20% or more of the resulting Company's stock except to the extent that such ownership existed prior to the Business Combination; and (c) at least a majority of the Board of Directors of the resulting corporation were members of the Company's incumbent Board of Directors at the time of the initial agreement, or action of the Board, providing for the Business Combination; or (iv) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

TRANSFER RESTRICTIONS

  The options, SARs and performance shares under the Restated Stock-Based Compensation Plan may not be transferred under any circumstances, and any attempted disposition thereof is null and void, except that such restrictions on transferability do not prevent transfers by will or as otherwise permitted under Rule 16b-3 under the Securities Exchange Act of 1934 as set forth in the Agreement relating to the award of such options, SARs or performance shares. Except to the extent permitted by the foregoing sentence, each option, SAR or performance share may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the Restated Stock-Based Compensation Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

  Non-Statutory Stock Options. In general: (i) no income will be recognized by an optionee at the time a non-statutory stock option is granted; (ii) at the time of exercise of a non-statutory stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-statutory stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

  If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares if a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

  Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as ordinary taxable income in the year of exercise an amount equal to the amount of cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise.

  Restricted Stock. A participant receiving restricted stock will not recognize taxable income at the time of the grant unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation, rather than dividend income, in an amount equal to the dividends paid. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date the restrictions lapsed will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period. If a participant properly makes an election to be taxed at the time the restricted stock is granted, the participant will recognize taxable income on the date of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The participant will not recognize any income at the time the restrictions lapse. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date the restricted shares were granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

  Bonus Stock. A participant receiving bonus stock, including the shares awarded to non-employee directors, will recognize taxable income at the time the bonus stock is awarded in an amount equal to the then fair market value of such stock. Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the participant received the bonus stock will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

  Performance Shares. A participant receiving performance shares will not recognize taxable income upon the grant of such shares. Upon the settlement of performance shares, the participant will recognize ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Company. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of the settlement of the performance shares will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

  To the extent that an employee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by Section 162(m) of the Code.

1995 STOCK-BASED COMPENSATION PLAN BENEFITS DURING FISCAL 1996

  The types of awards which may be granted in the future under the Restated Stock-Based Compensation Plan are subject to the discretion of the Committee and, therefore, cannot be determined. Awards granted in fiscal 1996 under the 1995 Stock-Based Compensation Plan are as follows:

                  1995 STOCK-BASED COMPENSATION PLAN BENEFITS

                                                        1995 STOCK-BASED
                                                       COMPENSATION PLAN
                                                --------------------------------
              NAME AND POSITION                 DOLLAR VALUE ($) NUMBER OF UNITS
              -----------------                 ---------------- ---------------
George J. Koenigsaecker, III
President, The HON Company....................     141,147.42         2,222
Executive Officers as a Group.................     141,147.42         2,222
All Current Non-Executive Officers as a Group.     233,333.87         3,553
Each Nominee for Election as a Director:
  Robert W. Cox...............................      14,943.62           528
  Lee Liu.....................................       9,930.12           351
  Lorne R. Waxlax.............................      19,916.75           704
Each Associate of any of the Above Listed
 Persons......................................            --            --
Each Other Person Who Received/Will Receive 5%
 of the Awards................................            --            --
All Employees, Including Non-Executive
 Officers, as a Group.........................     374,481.29         5,775

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE RESTATED STOCK-BASED COMPENSATION PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3--APPROVAL OF THE 1997 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS OF
                HON INDUSTRIES INC.

  In February 1997, the Board of Directors unanimously approved and adopted, subject to shareholder approval, the 1997 Equity Plan for Non-Employee Directors of HON INDUSTRIES Inc. (the "Director Plan"). The Director Plan permits the Company to issue to non-employee directors of the Company ("Non-Employee Directors") (i) options to purchase shares of Common Stock, (ii) restricted stock of the Company and (iii) awards of Common Stock of the Company. The Director Plan also permits Non-Employee Directors to elect to receive all or a portion of their annual retainers and other compensation in the form of shares of Common Stock.

  Under the Company's Articles of Incorporation, the affirmative vote of a majority of the total outstanding Shares of Common Stock is required for approval of the Director Plan. The following summary of the principle provisions of the Director Plan is not intended to be exhaustive and is qualified in its entirety by the terms of such plan. A copy of the Director Plan is set forth as Exhibit B to this Proxy Statement.

PURPOSES OF THE DIRECTOR PLAN

  The principal purposes of the Director Plan are (i) to promote the growth and long-term success of the Company by offering Non-Employee Directors the ability to acquire Common Stock of the Company, (ii) to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, which services are considered essential to the long-term success of the Company, and
(iii) to provide Non-Employee Directors with the opportunity to invest certain amounts of their compensation payable for services as a director in shares of Common Stock.

AVAILABLE SHARES AND ADJUSTMENT

  Subject to adjustment as described below, the number of shares of Common Stock which may be issued or transferred under the Director Plan, plus the number of shares of Common Stock covered by outstanding awards and not forfeited under the Director Plan, may not in the aggregate exceed 200,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof. If an option granted under the Director Plan lapses or terminates before such option is exercised or if shares of restricted stock or Common Stock granted under the Director Plan are forfeited, for any reason, the shares covered thereby may again be made available under the Director Plan.

  The number, price and kinds of shares available under the Director Plan are subject to adjustment by the Board of Directors in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event. The Company is not required to issue any fractional shares of Common Stock pursuant to the Director Plan. The Board of Directors may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments as contemplated by the Director Plan.

  As of March 14, 1997, the closing price of the Company's Common Stock on the Nasdaq Stock Market was $43.00 per share.

EFFECTIVE DATE, TERMINATION AND AMENDMENT

  If approved by the Shareholders, the effective date of the Director Plan will be February 12, 1997, the date of its adoption by the Board of Directors. No further awards may be made under the Director Plan after the passage of 10 years from the date on which the Company's shareholders first approved the Director Plan. If the Director Plan is not approved by the Shareholders of the Company, the Director Plan and any awards thereunder will be void and of no force or effect.

  The Board of Directors may amend the Director Plan at any time except that, without the approval of the shareholders of the Company, no amendment may, among other things, increase the number of shares of Common Stock available under the Director Plan except pursuant to the Board's adjustment authority described above. No amendment may impair the rights of a holder of an outstanding award under the Director Plan without the consent of such holder, unless the award itself expressly provides otherwise.

ADMINISTRATION

  The Director Plan will be administrated by the Board of Directors of the Company. Subject to the terms of the Director Plan, the Board has the authority to prescribe, interpret and revoke rules and regulations for administering the Director Plan and to decide questions of interpretation or application of any provision of the Director Plan or any agreements pursuant to which awards are granted under such Plan. Awards granted under the Director Plan need not be the same with respect to each holder of such awards.

  The Board of Directors has the authority to delegate all or any part of its authority under the Director Plan to any committee or subcommittee of not less than two Directors appointed by the Board who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The majority of any such committee or subcommittee will constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be deemed the acts of such committee or subcommittee.

AWARDS UNDER THE DIRECTOR PLAN

  Stock Options. The Director Plan permits the Board of Directors to authorize awards of options to purchase shares of Common Stock to Non-Employee Directors. Each option award will be set forth in an agreement with the Non-Employee Director receiving the award and will indicate the terms and conditions of the option award, consistent with the terms of the Director Plan. The Board may determine the terms and conditions of such awards in accordance with the following provisions: (i) each award must specify the number of shares of Common Stock to which the option rights pertain; (ii) each award must specify an option price per share of Common Stock, which price must be equal to or greater than the market value per share on the date of award;
(iii) any award of option rights may provide for the deferred payment of the option price from the proceeds of a sale through a broker of some or all of the shares of Common Stock to which the exercise relates; and (iv) each award must specify the form of consideration to be paid in satisfaction of the option price and the manner of payment of such consideration, which may include (a) cash, (b) nonforfeitable, nonrestricted shares of Common Stock, which are already owned by the Non-Employee Director and have a value at the time of exercise that is equal to the option price, (c) any other legal consideration that the Board may deem appropriate, including, under certain circumstances, shares of restricted stock which are already owned by the Non-Employee Director (with the understanding that all of the shares received by such Non-Employee Director upon exercise of the option rights that are paid for by such restricted stock will be subject to the same restrictions as such restricted stock), and (d) any combination of the foregoing.

  Each option award shall provide conditions that must be achieved before the option rights or installments thereof become exercisable, such as a certain period of continuous service as a Non-Employee Director or performance objectives, and any award may provide for the earlier exercise of the option rights in the event of a change in control of the Company or other transaction or event.

  On or after the date of award of an option right under the Director Plan, the Board may provide for the payment to the Director holding such option of dividend equivalents thereon in cash or shares of Common Stock on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents will be credited against the option price.

  Successive awards of option rights may be made to the same Non-Employee Director regardless of whether any option rights previously awarded to the same Director remain unexercised. The term of an option right will be set by the Board, but no option right may have a term of more than ten years from the date of award.

  Common Stock Grants and Restricted Stock. The Director Plan authorizes the Board of Directors to award shares of Common Stock of the Company to a Non-Employee Director in consideration and as additional compensation for services performed for the Company (a "Common Stock Grant"). The Director Plan also authorizes the Board of Directors to award shares of restricted stock to Non-Employee Directors. Each Common Stock Grant and award of restricted stock will be set forth in an agreement with the Non-Employee Director receiving the award and will indicate the terms and conditions of the award, consistent with the terms of the Director Plan. The Board may determine the terms and conditions of such awards subject to the following provisions: (i) each Common Stock Grant and award of restricted stock will constitute an immediate transfer of the ownership of shares of Common Stock to the Non-Employee Director in consideration of the performance of services, entitling the holder thereof to dividend, voting and other ownership rights, subject to, in the case of awards of restricted stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to; (ii) each award of restricted stock must provide that the shares of restricted stock covered thereby are subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code (the "Code") for a period to be determined by the Board of Directors on the date of award, and may provide for the termination of such risk of forfeiture upon the achievement of certain performance objectives, in the event of a change in control of the Company, or upon any other transaction or event; (iii) any Common Stock Grant and award of restricted stock may be made in consideration of payment by the Non-Employee Director of an amount that is less than the market value per share on the date of award; (iv) any award of restricted stock may require that any or all dividends or other distributions paid on the shares of restricted stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine; and (v) each award of restricted stock must provide, during the period for which such substantial risk of forfeiture is to continue, and any Common Stock Grant may provide, that the transferability of the shares of Common Stock subject to such awards is prohibited or restricted in the manner and to the extent prescribed by the Board on the date of award. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the shares of restricted stock to a continuing substantial risk of forfeiture in the hands of any transferee.

  On or after the date of any Common Stock Grant or award of restricted stock under the Director Plan, the Board may provide for the payment of a cash award intended to offset the amount of tax that the Non-Employee Director may incur in connection with such Common Stock Grant or restricted stock, including, without limitation, tax on the receipt of such cash award. The Board may also provide in any individual stock grant agreement or restricted stock agreement that the Company has the right to repurchase the restricted stock then subject to restrictions under the restricted stock agreement, or the Common Stock subject to the Common Stock Grant, immediately upon a termination in directorship for any reason at a cash price per share equal to the cash price paid by the stockholder for such restricted stock or Common Stock. In the discretion of the Board, provision may be made that no such right of repurchase will exist in the event of a termination of directorship without cause or because of the stockholder's retirement, death or permanent and total disability.

  Unless otherwise directed by the Board, all certificates representing shares of restricted stock, together with a stock power endorsed in blank by the Non-Employee Director with respect to the shares of restricted stock, will be held in custody by the Company until all restrictions thereon lapse.

  Voluntary Shares. Each Non-Employee Director may elect, by filing a participation agreement with the Secretary of the Company, to have up to 100 percent of his or her annual retainer and any other Non-Employee Director compensation payable in cash paid by the Company in the form of shares of Common Stock in lieu of a cash payment ("Voluntary Shares"). Except as the Board may otherwise provide, a participation agreement must be filed as a one-time election for the applicable accounting period. An accounting period is the period beginning on the date after the Friday immediately preceding the Company's annual meeting of shareholders (such Friday being the "Accounting Date") and ending the next following Accounting Date (the "Accounting Period"). Unless the Non-Employee Director revokes or changes such election by filing a new participation agreement before the beginning of a subsequent Accounting Period, such participation agreement will continue to apply for each subsequent Accounting Period unless the Board of Directors provides otherwise.

  No later than 30 days following the earliest of (i) the end of an Accounting Period or (ii) with respect to Voluntary Shares payable for service during an Accounting Period in which a Non-Employee Director ceases to serve as a Non-Employee Director, the date of such Director's termination of directorship, the Company will issue to each Non-Employee Director who has made an election to receive Voluntary Shares, a number of Voluntary Shares equal to (a) the portion of such Director's compensation for such Accounting Period that such Director has elected to receive as Voluntary Shares, divided by (b) the market value per share of Common Stock on the date of issuance. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, such fractional shares will be disregarded, and the remaining amount of compensation will be paid in cash. The Company will pay any and all fees and commissions incurred in connection with the payment of the Voluntary Shares to a Non-Employee Director.

EFFECT OF THE DIRECTOR PLAN ON OTHER COMPANY PLANS

  The Board of Directors may make any award or combination of awards authorized under the Director Plan in exchange for the cancellation of an award that was not made under the Director Plan. Except as described below, the making of one or more awards to a Non-Employee Director under the Director Plan does not preclude the making of awards to such Non-Employee Director under any other stock option or incentive plan previously or subsequently adopted by the Board. Moreover, the fact that a Non-Employee Director has received one or more awards under the 1995 Stock-Based Compensation Plan or under any other stock option or incentive plan of the Company does not preclude such Non-Employee Director from receiving awards under the Director Plan.

  Upon approval of the Director Plan by the Shareholders of the Company,
Article V of the 1995 Stock-Based Compensation Plan, which allows a Non-Employee Director of the Company to elect to receive shares of Common Stock with a fair market value equal to all or a portion of the Director's then annual retainer in lieu of all or a portion of such retainer, will be discontinued. Any amounts remaining payable to Non-Employee Directors pursuant to Article V of the 1995 Stock-Based Compensation Plan will, however, be paid in accordance with its terms.

TRANSFER RESTRICTIONS

  Except as may be the otherwise determined by the Board, awards under the Director Plan may be transferred by a participating Non-Employee Director only by will or the laws of descent and distribution and option rights may not be exercised during a Director's lifetime except by the Director or, in the event of the Director's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Director under state law and court supervision. The terms of any award made under the Director Plan may provide for further transfer restrictions on transfer of the shares of Common Stock subject to the award.

  To the extent required to satisfy any condition to exemption available pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, any shares of Common Stock which a Non-Employee Director elects to receive as Voluntary Shares must be held by such Non-Employee Director for at least six months following the date of such receipt.

EFFECT OF TERMINATION OF DIRECTORSHIPS

  Notwithstanding any contrary provision of the Director Plan, in the event of a termination of directorship by reason of death, disability, hardship or other special circumstances of a Non-Employee Director who participates in the Director Plan and who holds (i) an option right that is not immediately and fully exercisable or (ii) any award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may, in its sole discretion, take any action that it deems equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any award under the Director Plan.

  If a Non-Employee Director becomes an employee of the Company while continuing to serve as a Director, that fact will not impair the rights such Director may have had under the Director Plan, including, without limitation, the rights such Director may have under any award outstanding under the Director Plan. Such Director will not, however, be eligible to receive any further awards under the Director Plan.

WITHHOLDING TAX

  To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participating Non-Employee Director under the Director Plan, and the amounts available to the Company for the withholding are insufficient, the participating Non-Employee Director must, as a condition precedent to the receipt of such payment or realization of such benefit, make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the Board's discretion, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Company and any participating Non-Employee Director may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the Director Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

  Stock Options. In general: (i) no income will be recognized by the optionee at the time a stock option is granted; (ii) at the time of exercise of a stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

  Restricted Stock. A participant receiving restricted stock will not recognize taxable income at the time of the grant unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation, rather than dividend income, in an amount equal to the dividends paid. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date the restrictions lapsed will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period. If a participant properly makes an election to be taxed at the time the restricted stock is granted, the participant will recognize taxable income on the date of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The participant will not recognize any income at the time the restrictions lapse. Upon disposition of such shares, any appreciation (or depreciation) in the value of the stock after the date the restricted shares were granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

  Common Stock Grants. A participant receiving a Common Stock Grant will recognize taxable income upon the grant of such Common Stock in an amount equal to the fair market value of any such Common Stock delivered by the Company less the amount, if any, paid for such Common Stock. Upon disposition of such Common Stock, any appreciation (or depreciation) in the value of the shares after the date of grant will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

  Voluntary Shares. A participant receiving voluntary shares will recognize taxable income upon the grant of such shares in an amount equal to the fair market value of any such shares delivered by the Company. Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of grant will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

TAX CONSEQUENCES TO THE COMPANY

  To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction to the extent that such a deduction is authorized under Section 162 of the Code.

DIRECTOR PLAN BENEFITS

  The type and number of awards which may be granted in the future are subject to the discretion of the Board of Directors and to the elections of Non-Employee Directors and, therefore, cannot be determined with certainty. By way of example, however, the following chart illustrates the number of shares that will be granted to Non-Employee Directors pursuant to Common Share Grants under the Director Plan during 1997, if the Director Plan is approved by the Company's Shareholders. Furthermore, Directors have currently elected, under the 1995 Stock-Based Compensation Plan, to receive various percentages ranging between 10 and 100% of their annual retainers in the form of shares of the Company's Common Stock.

                            DIRECTOR PLAN BENEFITS

                                                                   DIRECTOR PLAN
                                                                   -------------
                                                                   DOLLAR NUMBER
                                                                   VALUE    OF
      NAME                                                         ($)(1) SHARES
      ----                                                         ------ ------
      Robert W. Cox............................................... 12,900  300
      W. James Farrell............................................ 12,900  300
      Robert L. Katz.............................................. 12,900  300
      Lee Liu..................................................... 12,900  300
      Celeste C. Michalski........................................ 12,900  300
      Michael S. Plunkett......................................... 12,900  300
      Herman J. Schmidt........................................... 12,900  300
      Richard H. Stanley.......................................... 12,900  300
      Lorne R. Waxlax............................................. 12,900  300

--------
(1) The dollar value for the Company's Common Stock indicated in the table above was the closing price of such Common Stock on the Nasdaq Stock Market on March 14, 1997. Subject to changing market conditions, the dollar value of such Common Stock on the date of grant to participating Non-Employee Directors may be different than the value stated above.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE DIRECTOR PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

CHANGE IN CONTROL EMPLOYMENT AGREEMENTS

  The Company has entered into change in control employment agreements with corporate officers and certain other key employees. According to the agreements, a change in control occurs when a third person or entity becomes the beneficial owner of 20 percent or more of the Company's Common Stock or more than one-third of the Company's Board of Directors is composed of persons not recommended by at least three-fourths of the incumbent Board of Directors, or upon the occurrence of certain business combinations involving the Company. Upon a change in control, a two-year employment contract between the Company and each such executive becomes effective, and all his or her benefits become vested under Company plans. In addition, the executive becomes entitled to certain benefits if, at any time within two years of the change in control, any of the following occurs: (i) employment is terminated by the Company for any reason other than cause or disability of the executive, or (ii) employment is terminated by the executive for good reason, as such terms are defined in the agreement. In such circumstances, the executive is entitled to receive his or her annual salary through the date of termination, a bonus equal to the average of the executive's annual bonuses for the prior two years prorated based on the length of employment during the year in which termination occurs, and a severance payment equal to two times the sum of (i) the executive's annual base salary and (ii) the average of the executive's annual bonuses for the prior two years. The executive will also be entitled to a continuation of certain employee benefits for two years, or longer if comparable benefits are not otherwise available to the executive. The executive will be entitled to receive reimbursement for any legal fees and expenses, plus interest thereon, that may be incurred in enforcing or defending his or her employment agreement. All of the executive officers named in the Summary Compensation Table have executed such agreements.

INDEPENDENT AUDITORS

  Representatives of Arthur Andersen LLP, the Company's independent auditors, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

          DEADLINE FOR SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

  Proposals by shareholders intended to be presented at the 1998 Annual Meeting must be received at the Company's executive offices no later than November 28, 1997, to be included in the proxy statement and proxy form.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters that will be brought before the Annual Meeting, but, if other matters properly come before the meeting, it is intended that the persons named in the proxy will vote the proxy according to their best judgment.

  The entire cost of soliciting proxies for the Annual Meeting is paid by the Company. No solicitation other than by mail is contemplated.

  ON WRITTEN REQUEST TO THE UNDERSIGNED AT 414 EAST THIRD STREET, P.O. BOX 1109, MUSCATINE, IA 52761-7109, THE COMPANY WILL PROVIDE, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR.

--Information set forth in this proxy statement is as of March 14, 1997, unless otherwise noted.

Jack D. Michaels
Chairman, President and Chief
 Executive Officer

March 28, 1997

  THE ANNUAL REPORT TO SHAREHOLDERS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 28, 1996, WHICH INCLUDES FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                                                                      EXHIBIT A

                              HON INDUSTRIES INC.
                      1995 STOCK-BASED COMPENSATION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE MAY 13, 1997)(1)

                                I. INTRODUCTION

  1.1 PURPOSES. The purposes of the 1995 Stock-Based Compensation Plan (the "Plan") of HON INDUSTRIES Inc., (the "Company") and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") are
(i) to align the interests of the Company's shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers and other key employees and well-qualified persons who are not officers or employees of the Company ("Non-Employee Directors") for service as directors of the Company and (iii) to motivate such employees and non-employee directors Non-Employee Directors to act in the long-term best interests of the Company's shareholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

  1.2 CERTAIN DEFINITIONS.

  "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

  "BOARD" shall mean the Board of Directors of the Company.

  "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

  "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

  "CHANGE IN CONTROL" shall have the meaning set forth in Section 5.8(b)
6.8(b).

  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

  "COMMITTEE" shall mean the Committee designated by the Board, consisting of three or more members of the Board, each of whom shall be (i) a "disinterested person "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

  "COMMON STOCK" shall mean the common stock, $1.00 par value per share, of the Company.

  "COMPANY" has the meaning specified in Section 1.1.

  "DISABILITY" shall mean the inability of the holder of an award to perform substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

  "FAIR MARKET VALUE" shall mean the average of the high and low transaction prices of a share of Common Stock as reported in the National Association of Securities Dealers Automated Quotation National Market System on the date as of which such value is being determined, or, if there are shall be no reported transactions
--------
(1)Deletions appear as overstruck text. Additions appear as underlined text for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

  "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

  "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an incentive stock option.

  "INCUMBENT BOARD" shall have the meaning set forth in Section 5.8(b)(2) 6.8(b)(2) hereof.

  "NON-EMPLOYEE DIRECTOR" shall mean except as applied to the definition of Committee, any director of the Company who is not an officer or employee of the Company or any Subsidiary.

  "NON-STATUTORY STOCK OPTION" shall mean a stock option which is not an Incentive Stock Option.

  "PERFORMANCE MEASURES" shall mean, the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flows flow or cost reduction goals, or any combination of the foregoing and any other criteria and objectives established by the Committee. In the sole discretion of the Committee, the Committee may amend or adjust (upward and downward) the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

  "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

  "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

  "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

  "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.

  "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

  "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

  "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

  "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

  "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

  "TAX DATE" shall have the meaning set forth in Section 5.5. 6.5.

  "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).

  1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible officers and other key employees of the Company and its Subsidiaries:
(i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock and (ii)(iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible officers and other key employees for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock or, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

  The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (ii) the selection for participation in this Plan of an officer or other person subject to
Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

  No member of the Board of Directors or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Articles of Incorporation, By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

  A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

  1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers or and other key employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall be eligible to participate in this Plan in accordance with
Article IV V.

  1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 5.7 6.7, the total number of shares of Common Stock available for all grants of awards under this Plan in on any calendar year, shall be one-half eighty-three hundredths of one percent (.5%)(0.83%) of the outstanding and issued Common Stock as of January 1 of such year beginning January 1, 1995 1997, plus the number of shares of Common Stock which shall have become available for grants of awards under this Plan in any and all prior calendar years, but which shall not have become subject to any award granted in any prior year.

  Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.
II. STOCK AWARDS

  2.1 Notwithstanding the foregoing, the maximum number of shares of Common Stock available for the grant of Incentive Stock Options shall be 2,000,000. The maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person shall be 250,000, subject to adjustment as provided in Section 6.7.

                II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

  Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

    (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Non-Statutory Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option and the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

    (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

    (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash,
  (B) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A),
  (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and
  (iii) by executing such documents as the Company may reasonably request. The Committee may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

  2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

  SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

    (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

    (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

    (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

  2.3 TERMINATION OF EMPLOYMENT. Subject to Section 6.8, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment with the Company of the holder of such option or SAR, as the case may be, whether by reason of Disability, retirement, death or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such option or SAR, as the case may be, and shall be specified in the Agreement relating to such option or SAR.

                               III. STOCK AWARDS

  3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

  Stock Awards may be made in satisfaction of the Company's obligations under the Company's Cash Bonus Plan, its Long Term Incentive Plan or any other Plan of a similar nature that may be adopted by the Company.

  2.2 3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

    (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

    (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of the Company during the specified Restricted Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period.

    Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.
  Notwithstanding the foregoing, Bonus Stock Awards may be subject to restrictions on sale or transfer as the Committee may determine.

    (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. During any period for which a Bonus Stock Award is subject to any restriction on sale or transfer, a certificate or certificates representing such award shall be registered in the holder's name and may bear a legend, in addition to any legend required pursuant to Section 5.6, indicating that the ownership of the shares represented by such certificate is subject to such restrictions. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), upon the expiration of any restriction on sale applicable to a Bonus Stock Award or upon the grant of a Bonus Stock Award not subject to any restrictions, in each case subject to the Company's right to require payment of any taxes in accordance with
  Section 5.5 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

    (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a shareholder stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

  2.3 3.3 TERMINATION OF EMPLOYMENT. Subject to Section 5.8, 6.8, all of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any cancellation or forfeiture of such Restricted Stock Award upon a termination of employment with the Company of the holder of such Restricted Stock Award, whether by reason of Disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Restricted Stock Award.

                       III IV. PERFORMANCE SHARE AWARDS

  3.1 4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

  3.2 4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

    (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

    (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

    (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 2.2(c) 3.2(c) and the holder of such Restricted Stock shall have such rights of a shareholder stockholder of the Company as determined pursuant to Section 2.2(d) 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a shareholder stockholder of the Company with respect to the shares of Common Stock subject to such award.

  3.3 4.3 TERMINATION OF EMPLOYMENT. Subject to Section 5.8, 6.8, all of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment with the Company of the holder of such Performance Share Award, whether by reason of Disability, retirement, death or other termination, shall be set forth in the Agreement relating to such Performance Share Award.

              IV V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

  4.1 5.1 ELIGIBILITY. Each Non-Employee Director shall be eligible to elect to receive shares of Common Stock in accordance with this Article IV V.

  4.2 5.2 TIME AND MANNER OF ELECTION. At least six (6) 6 (six) months prior to the date of any annual meeting of shareholders of the Corporation Company during the term of this Plan, Non-Employee Directors may file with the Committee or its designee a written election to receive shares of Common Stock in lieu of all or a portion of such Non-Employee Director's future annual retainer, paid quarterly, exclusive of meeting or committee fees. Notwithstanding the foregoing, an election made by (i) a Non-Employee Director in respect of the annual retainer payable for the period beginning on the date of the 1995 annual meeting of the shareholders of the Company or (ii) an individual who becomes a Non-Employee Director on a date less than six months prior to any annual meeting of shareholders, shall become effective on the first business day that is six months after the date ("Effective Date") Date") such Non-Employee Director files such election, and such election shall be applicable only to the portion of such Non-Employee Director's annual retainer determined by multiplying such annual retainer by a fraction, the numerator of which is the number of calendar days from and including the Effective Date to and including the last day for which such Annual Retainer is payable and the denominator is 365. An election pursuant to this Section, once made, shall be irrevocable in respect to the annual retainer for which made.

  The shares Shares to be issued pursuant to this Section shall be issued on each date on which an installment of the Non-Employee Director's annual retainer would otherwise be payable in cash. The number of such shares to be issued shall be determined by dividing the amount of the then payable installment of the annual retainer subject to an election under this Section by the Fair Market Value of a share of Common Stock on such date. Any fraction of a share shall be disregarded and the remaining amount of the annual retainer shall be paid in cash.

                                V. VI. GENERAL

  5.1 6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the shareholders stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1995 1997 annual meeting of shareholders stockholders, shall become effective on the date of such approval. This Plan shall terminate 10 years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

  Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the shareholders stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

  5.2 6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act and Section 162(m) of the Code; provided, however, that no amendment shall be made without shareholder stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available for issuance under this Plan (subject to Section 5.7) 6.7), or (b) extend the term of this Plan; provided further that, subject to Section 6.7. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

  5.3 6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

  5.4 6.4 NON-TRANSFERABILITY OF STOCK OPTIONS, SARS AND PERFORMANCE SHARES. No Performance Share, and to the extent provided pursuant to Section 2.2(c), no Bonus Stock Award, option, SAR or Performance Share shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such award. Each such award may be settled during the participant's Except to the extent permitted by the foregoing sentence, each option, SAR or Performance Share may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as to the extent permitted by the second preceding sentence, no such award option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share, such award, it and all rights thereunder shall immediately become null and void.

  5.5 6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that
(i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (which the holder has held for at least six months prior to the delivery of such shares and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, or (D)
(D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D)(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying such an obligation be in compliance with
Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

  5.6 6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

  5.7 6.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (i) available under this Plan, such fractional security shall be disregarded, or (ii) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over
(B) the exercise or base price, if any, of such award.

  5.8 6.8 CHANGE IN CONTROL.

    (a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of Common Stock common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARS shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (ii)(iii) the Performance Period applicable to any outstanding Performance Share shall lapse,
  (iii)(iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share shall be deemed to be satisfied at the maximum level, (iv) any other restrictions on sale or transferability shall terminate and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

    (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of Common Stock common stock that are registered under
  Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be cancelled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section (b)(1) or (2) below or within ten days of the approval of the shareholders stockholders of the Company contemplated by Section (b)(3) or (4) below, a cash payment from the Company in an amount equal to, (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of
  (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to shareholders stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

    (b) "Change in Control" shall mean:

      (1) the acquisition by any individual, entity or group ((a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), of 20% or more of either (i) the then outstanding shares of Common Stock common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection
    (1), the following acquisitions shall not constitute a Change of
    Control: (i) excluding, however, the following: (A) any acquisition directly from the Company, (ii) (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (iii)(C) any acquisition by any an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv)(D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
    (ii) and (iii) of subsection (3) of this Section 5.8(b); 6.8(b); or

      (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least two-thirds a majority of the such Board; provided,however, that any individual becoming a Director who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's shareholders stockholders, was approved by a the vote of at least three-quarters a majority of the Directors directors then comprising the Incumbent Board shall be considered as though such individual were deemed a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of Directors or, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of a any Person other than the Board shall not be deemed a member of the Incumbent Board; or

      (3) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially substantial all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of, respectively, the then outstanding shares of Common Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially in the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board board of Directors directors of the corporation resulting from such Business Combination were members of the Incumbent incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

      (4) approval by the shareholders stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

  5.9 6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

  5.10 6.10 RIGHTS AS SHAREHOLDER STOCKHOLDER. No person shall have any right as a shareholder stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a shareholder stockholder of record with respect to such shares of Common Stock or equity security.

  5.11 6.11 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.

                                                                      EXHIBIT B

                       1997 EQUITY PLAN FOR NON-EMPLOYEE
                       DIRECTORS OF HON INDUSTRIES INC.

  1. PURPOSE. The purposes of the Plan are (1) to promote the growth and long-term success of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), by offering Non-Employee Directors the ability to acquire Common Stock of the Company, (2) to enable the Company to attract and retain qualified persons to serve as Non-Employee Directors, which services are considered essential to the long-term success of the Company, by offering them an opportunity to own Common Stock of the Company, and (3) to provide Non-Employee Directors with the opportunity to invest certain amounts of their compensation payable for services as a Director in shares of Common Stock.

  2. DEFINITIONS. In addition to the other terms defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.

  "1995 PLAN" shall mean the HON INDUSTRIES Inc. Stock-Based Compensation Plan, as amended and restated effective May 13, 1997.

  "ACCOUNTING DATE" shall mean the Friday immediately preceding the Company's annual meeting of shareholders.

  "ACCOUNTING PERIOD" shall mean the period beginning on the date immediately following an Accounting Date and ending the next following Accounting Date.

  "AWARD" shall mean an award of an Option Right, Restricted Stock or Common Stock Grant under this Plan.

  "BOARD" shall mean the Board of Directors of the Company.

  "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "COMMON STOCK" shall mean the Common Stock, $1.00 par value, of the Company, and any security into which such Common Stock may be converted or for which such Common Stock may be exchanged by reason of any transaction or event of the type described in Section 8 of this Plan.

  "COMMON STOCK GRANT" shall mean Common Stock, other than Restricted Stock, awarded pursuant to Section 5 of this Plan.

  "COMPANY" shall have the meaning set forth in Section 1, and shall include its successors.

  "DATE OF AWARD" shall mean the date specified by the Board on which an Award shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

  "EMPLOYEE" shall mean any officer or other employee of the Company or of any corporation which is then a Subsidiary.

  "FEES" means the Retainer and other Non-Employee Director compensation payable in cash.

  "MARKET VALUE PER SHARE" shall mean either (a) the average of the high and low transaction prices of a share of Common Stock as reported in the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported, as published in the Midwest Edition of The Wall Street Journal, or (b) if there is no reporting of transactions on NASDAQ, the fair market value of a share of Common Stock as determined by the Board from time to time.

  "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an Employee.

  "OPTIONEE" shall mean a Non-Employee Director to whom an Option Right is awarded under this Plan.

  "OPTION PRICE" shall mean the purchase price payable upon the exercise of an Option Right.

  "OPTION RIGHT" shall mean the right to purchase shares of Common Stock from the Company upon the exercise of an option awarded hereunder.

  "PARTICIPANT" shall mean a Non-Employee Director (or a person who has agreed to commence serving in such capacity) who is selected by the Board to receive Awards under this Plan or who has elected to receive Voluntary Shares.

  "PARTICIPATION AGREEMENT" means the agreement submitted by a Non-Employee Director to the Secretary of the Company pursuant to which a Non-Employee Director may elect to receive all or any portion of his Fees in the form of Voluntary Shares for a specified period in the future.

  "PERFORMANCE OBJECTIVES" shall mean the performance objectives that may be established by the Board pursuant to this Plan for Participants who have received Awards.

  "PLAN" shall mean the 1997 Equity Plan for Non-Employee Directors of HON INDUSTRIES Inc. as set forth herein, as the same may be amended or restated from time to time.

  "RESTRICTED STOCK" shall mean Common Stock awarded pursuant to Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 5 hereof have expired.

  "RESTRICTED STOCKHOLDER" shall mean a Non-Employee Director to whom Restricted Stock has been awarded under this Plan.

  "RETAINER" shall mean the portion of a Non-Employee Director's annual compensation that is payable without regard to number of board or committee meetings attended or committee positions.

  "RULE 16B-3" shall mean Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule.

  "SUBSIDIARY" shall mean any corporation, partnership, joint venture, limited liability company, unincorporated association or other entity (each, an "Entity") in an unbroken chain of Entities beginning with the Company if each of the Entities other than the last Entity in the unbroken chain then owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or other interests in one of the other Entities in such chain.

  "TERMINATION OF DIRECTORSHIP" shall mean the time when a Participant ceases to be a Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected or reelected, death or retirement.

  "VOLUNTARY SHARES" shall have the meaning set forth in Section 6(a).

  3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in
Section 8 of this Plan, the number of shares of Common Stock issued or transferred, plus the number of shares of Common Stock covered by outstanding Awards and not forfeited under this Plan, shall not in the aggregate exceed 200,000 shares, which may be shares of original issuance or shares held in treasury or a combination thereof. If an Option Right lapses or terminates before such Option is exercised or shares of Restricted Stock or Common Stock Grants are forfeited, for any reason, the shares covered thereby may again be made subject to Awards or Voluntary Shares under this Plan.

  4. OPTION RIGHTS. The Board may from time to time authorize Awards to Participants of Options to purchase shares of Common Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

    (a) Each Award shall specify the number of shares of Common Stock to which the Option Rights pertains.

    (b) Each Award of Option Rights shall specify an Option Price per share of Common Stock, which shall be equal to or greater than the Market Value per Share on the Date of Award.

    (c) Each Award of Option Rights shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, nonrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including (without limitation) any form of consideration authorized under Section 4(d) below, on such basis as the Board may determine in accordance with this Plan, and (iv) any combination of the foregoing.

    (d) On or after the Date of Award of any Option Right, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of shares of Restricted Stock or other shares of Common Stock that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Award, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the shares of Common Stock received by the Optionee upon the exercise of the Option Right shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares of Common Stock received by the Optionee as applied to the forfeitable or restricted shares of Common Stock surrendered by the Optionee.

    (e) Any Award of Option Rights may provide for the deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the shares of Common Stock to which the exercise relates.

    (f) Successive Awards may be made to the same Participant regardless of whether any Option Rights previously awarded to the Participant remain unexercised.

    (g) Each Award shall specify the period or periods of continuous service as a Non-Employee Director by the Optionee that are necessary or Performance Objectives that must be achieved before the Option Rights or installments thereof shall become exercisable, and any Award may provide for the earlier exercise of the Option Rights in the event of a change in control of the Company or other transaction or event.

    (h) On or after the Date of Award of any Option Right, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or shares of Common Stock on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

    (i) The term of an Option Right shall be set by the Board; provided, however, that no Option Right awarded pursuant to this Section 4 may have a term of more than 10 years from the Date of Award.

    (j) Each Award of an Option Right shall be evidenced by a written Stock Option Agreement, which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

  5. COMMON STOCK GRANTS AND RESTRICTED STOCK. The Board may also authorize Awards to Participants of Common Stock Grants and Restricted Stock upon such terms and conditions as the Board may determine in accordance with the following provisions:

    (a) A Common Stock Grant consists of the transfer by the Company to a Participant of shares of Common Stock in consideration and as additional compensation for services performed for the Company. Each Award of Common Stock Grants and Restricted Stock shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to, in the case of Awards of Restricted Stock, the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

    (b) Each Award of Restricted Stock shall provide that the shares of Restricted Stock covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Award, and may provide for the termination of such risk of forfeiture upon the achievement of certain Performance Objectives, in the event of a change in control of the Company, or upon any other transaction or event.

    (c) Each Award of Restricted Stock shall provide during the period for which such substantial risk of forfeiture is to continue, and any Award of Common Stock Grants may provide, that the transferability of the shares of Common Stock subject to such Awards shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Award. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the shares of Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

    (d) Any Award of a Common Stock Grant or Restricted Stock may be made in consideration of payment by the Participant of an amount that is less than the Market Value per Share on the Date of Award.

    (e) Any Award of Restricted Stock may require that any or all dividends or other distributions paid on the shares of Restricted Stock during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

    (f) Each Award of a Common Stock Grant and Restricted Stock shall be evidenced by a Stock Grant Agreement or Restricted Stock Agreement (as the case may be), which shall be executed on behalf of the Company by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing shares of Restricted Stock, together with a stock power endorsed in blank by the Participant with respect to the shares of Restricted Stock, shall be held in custody by the Company until all restrictions thereon lapse.

    (g) The Board may provide, at or after the Date of Award of any Common Stock Grant or Restricted Stock, for the payment of a cash award intended to offset the amount of tax that the Participant may incur in connection with such Common Stock Grant or Restricted Stock, including, without limitation, tax on the receipt of such cash award.

    (h) The Board may provide in any individual Stock Grant Agreement or Restricted Stock Agreement that the Company shall have the right to repurchase the Restricted Stock then subject to restrictions under the Restricted Stock Agreement, or the Common Stock subject to the Common Stock Grant, immediately upon a Termination of Directorship for any reason at a cash price per share equal to the cash price paid by the Participants for such Restricted Stock or Common Stock. In the discretion of the Board, provision may be made that no such right of repurchase shall exist in the event of a Termination of Directorship without cause or because of the Participant's retirement, death or permanent and total disability.

  6. VOLUNTARY SHARES. Each Non-Employee Director shall be eligible to elect to receive shares of Common Stock in accordance with the following provisions:

    (a) Prior to the commencement of any Accounting Period (or by such other date as may be specified by the Board), a Participant may elect, by the filing of a Participation Agreement, to have up to 100 percent of his or her Fees paid by the Company in the form of shares of Common Stock in lieu of a cash payment (the "Voluntary Shares"). Such Participation Agreement must, except as the Board may otherwise provide, be filed as a one-time election for the applicable Accounting Period. Unless the Director revokes or changes such election by filing a new Participation Agreement by the due date therefor specified in this Section 6(a), such election shall apply to a Participant's Fees for each subsequent Accounting Period. Once an election has been terminated, another election may not be made effective until the commencement of the next subsequent full Accounting Period unless the Board shall have otherwise provided.

    (b) No later than 30 days following the earlier of (x) the end of an Accounting Period, or (y) with respect to Voluntary Shares payable for service during an Accounting Period in which a Director ceases to serve as a Director, the date of such Director's Termination of Directorship, the Company shall issue to each Participant who has made an election under
  Section 6(a), a number of Voluntary Shares for the prior Accounting Period equal to (i) the portion of such Director's Fees for such Accounting Period that such Director has elected to receive as Voluntary Shares, divided by
  (ii) the Market Value per Share on the date of issuance. To the extent that the application of the foregoing formula would result in the issuance of fractional shares of Common Stock, any such fractional shares shall be disregarded, and the remaining amount of Fees shall be paid in cash. The Company shall pay any and all fees and commissions incurred in connection with the payment of the Voluntary Shares to a Director.

  7. TRANSFERABILITY.

    (a) Except as may be otherwise determined by the Board, Awards under this Plan may be transferred by a Participant only by will or the laws of descent and distribution and Option Rights may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

    (b) Any Award made under this Plan may provide that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
  Section 5 of this Plan, shall be subject to further restrictions upon transfer.

    (c) To the extent required to satisfy any condition to exemption available pursuant to Rule 16b-3, Voluntary Shares acquired by a Participant shall be held by the Participant for a period of at least six months following the date of such acquisition.

  8. ADJUSTMENTS. The Board may make or provide for such adjustments in the
(a) number of shares of Common Stock covered by outstanding Awards or subject to elections to receive Voluntary Shares, (b) prices per share applicable to Option Rights, and (c) kind of shares (including, without limitation, shares of another issuer) covered thereby, as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards or Voluntary Shares to be issued under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Board may also make or provide for such adjustments in the numbers and kind of shares specified in Section 3 of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 8.

  9. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions, for the settlement thereof in cash or for such other adjustments contemplated by Section 6(b) of this Plan.

  10. WITHHOLDING TAXES. To the extent, if any, that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Company and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

  11. CERTAIN TERMINATIONS OF DIRECTORSHIPS.

    (a) Notwithstanding any other provision of this Plan to the contrary, in the event of Termination of Directorship by reason of death or disability, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable or any Award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

    (b) If a Non-Employee Director becomes an Employee while continuing to serve as a Director, that fact alone shall not result in a Termination of Directorship or otherwise impair the rights such Director may have under this Plan, including, without limitation, the rights such Director may have under any Award outstanding under this Plan, but such Director shall no longer be eligible to receive any further Awards under this Plan.

  12. ADMINISTRATION.

    (a) ADMINISTRATION BY THE BOARD; DELEGATION. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are "non-employee directors" within the meaning of that term as defined in Rule 16b-3. To the extent of any delegation by the Board under this Plan, references in this Plan to the Board shall also refer to the applicable committee or subcommittee. The majority of any such committee or subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.

    (b) ADMINISTRATIVE POWERS. The Board shall have the power to interpret this Plan, the Option Rights, the Common Stock Grants, the Restricted Stock and elections to receive Voluntary Shares, and the agreements pursuant to which the Option Rights, the Common Stock Grants, Restricted Stock and Voluntary Shares are awarded and issued (including Participation Agreements), and to adopt such rules for the administration, interpretation and application of this Plan and such agreements as are consistent therewith and to interpret, amend or revoke any such rules. Any Award under this Plan need not be the same with respect to each Optionee or Restricted Stockholder.

    (c) PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. All expenses and liabilities which members of the Board incur in connection with the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, or any Option, Common Stock Grant, Restricted Stock or Voluntary Shares, and all members of the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

  13. AMENDMENT, SUSPENSION, TERMINATION AND OTHER MATTERS.

    (a) This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without further approval of the stockholders of the Company, no action of the Board may, except as provided in Section 8 of this Plan, increase the limits imposed in Section 3 on the maximum number of shares of Common Stock which may be issued under this Plan, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law or the rules of any U.S. stock exchange, including NASDAQ, on which the Common Stock may be listed for trading or authorized for quotation. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Award, alter or impair any rights or obligations under any Award theretofore granted, unless the Award itself otherwise expressly so provides.

    (b) The Board may make under this Plan any Award or combination of Awards authorized under this Plan in exchange for the cancellation of an Award that was not made under this Plan.

    (c) Except as provided in Section 13(d) of this Plan, the making of one or more Awards to a Non-Employee Director under this Plan shall not preclude the making of Awards to such Non-Employee Director under any other stock option or incentive plan previously or subsequently adopted by the Board, nor shall the fact that a Non-Employee Director has received one or more awards under the 1995 Plan or under any other stock option or incentive plan of the Company preclude such Non-Employee Director from receiving awards under this Plan.

    (d) Upon approval of this Plan by the shareholders of the Company,
  Article V of the 1995 Plan shall be discontinued, except that any amounts remaining payable to Non-Employee Directors pursuant to Article V of the 1995 Plan shall be paid in accordance with its terms.

  14. TERMINATION OF THE PLAN. No further awards shall be made under this Plan after the passage of 10 years from the date on which this Plan is first approved by the shareholders of the Company.

  15. EFFECTIVE DATE. The effective date of this Plan shall be the date of its adoption by the Board of Directors. This Plan and all Awards granted hereunder and any elections to receive Voluntary Shares effected prior to the shareholder approval hereinafter mentioned shall be void and of no further force and effect unless this Plan shall have been approved at a meeting of shareholders of the Company called for such purpose by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy.

                              HON INDUSTRIES INC.

    COMMON STOCK PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF
                         SHAREHOLDERS ON MAY 13, 1997.

The undersigned acknowledges receipt of a Notice of Annual Meeting and Proxy Statement dated March 28, 1997, and appoints Jack D. Michaels and Richard H. Stanley, or either of them, with full power of substitution, as the proxies and attorneys of the undersigned, to vote all shares of common stock, par value $1.00 per share, of HON INDUSTRIES Inc. which the undersigned is entitled to vote at the annual meeting of shareholders of HON INDUSTRIES Inc. to be held at Muscatine, Iowa, on May 13, 1997, at 10:30 a.m. and any adjournment thereof. The proxies are directed to vote as checked on the reverse side on the following matters or otherwise in their discretion.

PROPOSAL NO. 1--ELECTION OF DIRECTORS--NOMINEES: For three-year terms: Robert
W. Cox, Stanley M. Howe, Lee Liu, and Lorne R. Waxlax

PROPOSAL NO. 2--APPROVAL OF THE 1995 STOCK-BASED COMPENSATION PLAN (AS AMENDED AND RESTATED).

PROPOSAL NO. 3--APPROVAL OF THE 1997 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS.

The Board of Directors knows of no other matters that may properly be, or that are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting or any adjournment thereof, the proxies will vote on such matters in their discretion.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

-------------------------------------------------------------------------------
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFICALLY DIRECTED HEREIN. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.



 PROPOSAL NO. 1--ELECTION OF DIRECTORS (SEE REVERSE)
                 For [_]   Withheld [_]

 PROPOSAL NO. 2--APPROVAL OF AMENDED AND RESTATED 1995 STOCK-BASED
                 COMPENSATION PLAN
                 For [_]   Withheld [_]

 PROPOSAL NO. 3--APPROVAL OF 1997 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS
                 For   [_]   Withheld [_]


 For, except vote withheld from the following nominee(s):

 -------------------------------------------------------

 PLEASE DATE, SIGN, AND MAIL IN ENCLOSED RETURN ENVELOPE.




                                            Dated _______________________, 1997

                                ------------------------------------------------

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

                                [_] Individual  [_] Corporation  [_] Partnership

                                [_] Other ______________________________________

                                (Please date this proxy and sign exactly as your name or names appear hereon. If you sign as attorney, executor, administrator, trustee, guardian, custodian, or corporate official, please give your full title in such capacity.)